UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

PARKER-HANNIFIN CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2019, Parker-Hannifin Corporation (“Parker”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) by and among Parker, EMFCO Holdings Incorporated (the “Company”), the shareholders of the Company (the “Sellers”) and Fortis Advisors LLC, as the Sellers’ representative, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Parker will purchase and acquire all of the issued and outstanding capital stock of the Company (the “Acquisition”).

Pursuant to the Share Purchase Agreement, Parker will pay a purchase price of $1.725 billion in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments. The purchase price is expected to be financed with new debt.

The completion of the Acquisition is subject to customary conditions, including, without limitation, (1) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (2) the receipt of other applicable antitrust approvals, (3) the absence of any order, law or other legal restraint or prohibition restraining, enjoining or otherwise prohibiting the completion of the Acquisition, (4) the completion of certain reorganization activities, (5) subject to certain qualifications, the accuracy of representations and warranties of Parker, the Company and the Sellers, respectively, (6) the performance of or compliance with the covenants and agreements made by Parker, the Company and the Sellers, respectively, and (7) in the case of Parker’s obligations to complete the Acquisition, there not having been any Material Adverse Effect (as defined in the Share Purchase Agreement) on the Company.

The Share Purchase Agreement contains customary representations, warranties and covenants, including certain customary operating restrictions on the conduct of the business of the Company during the period from the execution of the Share Purchase Agreement to the closing of the Acquisition.

A copy of the Share Purchase Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement.

The representations, warranties and covenants set forth in the Share Purchase Agreement have been made only for the purposes of the Share Purchase Agreement and solely for the benefit of the parties to the Share Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Share Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive the consummation of the Acquisition and cannot be the basis for any claims under the Share Purchase Agreement by the other party after termination of the Share Purchase Agreement and (2) were made only as of the dates specified in the Share Purchase Agreement. Accordingly, investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Parker, the Company or any of their respective subsidiaries, affiliates or businesses.

Item 7.01.	Regulation FD Disclosure.

On July 29, 2019, Parker issued a press release announcing the execution of the Share Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On July 29, 2019, Parker also provided supplemental information regarding the proposed transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the Share Purchase Agreement; the failure to satisfy any of the conditions to the proposed transaction set forth in the Share Purchase Agreement; the possibility that a governmental entity may prohibit the consummation of the proposed transaction or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; adverse effects on Parker’s common stock because of the failure to complete the proposed transaction; either Company’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed on August 24, 2018 and other periodic filings made with the Securities and Exchange Commission. Parker makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law.

Item 9.01.	Financial Statements and Other Exhibits.

(d)     Exhibits.

Exhibit Number	Description

2.1*	Share Purchase Agreement, among Parker-Hannifin Corporation, EMFCO Holdings Incorporated, the shareholders of the Company, and Fortis Advisors LLC, as the Sellers’ representative, dated as of July 26, 2019.

99.1	Press Release, dated July 29, 2019, issued by Parker-Hannifin Corporation.

99.2	Investor Presentation, dated July 29, 2019.

* Certain exhibits and schedules to the Share Purchase Agreement have been omitted and Parker hereby undertakes to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary

Date: July 29, 2019